THE GLENMEDE FUND, INC.

Large Cap Value Portfolio

(GTMEX)

Supplement dated December 22, 2020 to the Summary Prospectus, Prospectus and

Statement of Additional Information, each dated February 28, 2020

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

On December 18, 2020, the Board of Directors of The Glenmede Fund, Inc. (the “Board”) approved a plan of liquidation and termination for the Large Cap Value Portfolio (the “Portfolio”). Effective January 29, 2021, the Portfolio will discontinue accepting orders for the purchase of Portfolio shares.

On or about February 26, 2021 (the “Liquidation Date”), the Portfolio will be liquidated by distributing to investors holding shares of the Portfolio on the Liquidation Date their pro rata share of the proceeds in cash and all of the outstanding shares of the Portfolio will be redeemed. Absent other instructions, the cash proceeds will be distributed by mailing a check to each investor of record at such investor’s address of record. The Portfolio is in the process of liquidating securities and the Portfolio may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash. As disclosed in the Prospectus, the Portfolio is permitted to depart from its principal investment strategy by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. During this time, the Portfolio may not achieve its investment objective.

Until the Liquidation Date, investors may redeem their shares in the manner set forth in the Portfolio’s current Prospectus. The redemption of your shares will generally be considered a taxable event.

For federal income tax purposes, the tax treatment to investors of the receipt of the liquidating distribution on the Liquidation Date will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Portfolio shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Portfolio.

Please retain this Supplement for future reference.